UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

March 15, 2012
Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item9.01	Financial Statements and Exhibits

Signature

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On March 15, 2012, Modine Manufacturing Company (the "Company" or "Modine") entered into the following agreements:

•
First Amendment to Amended and Restated Credit Agreement  and Waiver(the “Credit Amendment”) dated as of March 15, 2012, with JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent, LC Issuer, Swing Line Lender and as a Lender, and U.S. Bank, N.A. and Wells Fargo Bank, N.A. as Syndication Agents and as Lenders, BMO Harris Bank N.A., formerly known as M&I Marshall & Ilsley Bank, as Documentation Agent and as Lender and Associated Bank, N.A. and Comerica Bank (collectively, the “Lenders”).  The Credit Amendment amends Modine’s existing four-year, $145 million multi-currency revolving credit facility dated as of August 12, 2010 (the “Original Credit Agreement”); and

•
First Amendment to Note Purchase and Private Shelf Agreement and Waiver (the “Note Purchase Amendment”) dated as of March 15, 2012, with Prudential Investment Management, Inc., The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company (collectively the “Noteholders”) pursuant to which the Company and the Note Holders amended their Note Purchase and Private Shelf Agreement dated August 12, 2010 (the “Original Note Purchase Agreement”).

Credit Amendment

Modine entered into the Credit Amendment for the purpose of (i) obtaining waivers of certain inadvertent defaults relating to unfunded liabilities associated with the Company’s benefit plans;(ii) obtaining more favorable pricing and more flexible covenants; and (iii) modifying certain other provisions of the Original Credit Agreement.

The following is a summary of the primary provisions of the Credit Amendment (with the use of additional defined terms relating specifically to those in the Credit Amendment):

•
Modine sought and the Lenders provided a waiver of certain inadvertent events of default as a result of (a) the amount of Unfunded Liabilities and (b) Modine’s incorrect representation in the Original Note Purchase Agreement relating to the Unfunded Liabilities.  In connection therewith, Modine represented that any and all disclosures regarding the funded status of any Plan have consistently and accurately been made in its financial statements in accordance with applicable accounting principles.

•
The definition of “Restructuring Charges” (which are permitted to be excluded from certain financial covenant calculations) was amended to further explain what is include within the category of equipment transfer expenses, and also to refresh the basket of Restructuring Charges such that it applies for all times after December 31, 2011.

•	Modine’s representations and warranties relative to ERISA compliance were amended and restated, and applicable definitions were created, primarily to address specific, adverse ERISA Events.
•	Covenants (and in certain cases, related definitions) were amended and restated to:

•	Change the dates on which Modine’s compliance certificates are due to conform to Modine’s periodic report deadlines;
•	Require notice upon the occurrence of an ERISA Event;
•	Increase the permitted basket for certain loans or advances from $50 million to $100 million;
•	Permit certain transfers of assets or capital stock of a Domestic Subsidiary or a Foreign Subsidiary to Modine or a Wholly-Owned Subsidiary;
•	Allow permitted Supply Chain Finance Programs and other receivables-related Indebtedness and increase the permitted aggregate basket to $100 million;
•	Increase the Indebtedness of Foreign Subsidiaries to $100 million.

•	Provisions relating to events of default were amended relative to any occurrence of an ERISA Event.
•
The Pricing Schedule was updated to reflect lower Applicable Margin and Fee Rates and the introduction of a new pricing level (Level V).  The applicable Margin and Fee Rate shall be set at Level III as of the Effective Date of the Credit Amendment, and will be adjusted for the first time thereafter based on the financials for the Fiscal Quarter ending March 31, 2012.

Except for the Modine subsidiaries that guarantee Modine’s obligations under the Credit Agreement, there are no material relationships between Modine and any of the other parties to the Credit Agreement.

Note Purchase Amendment

Modine entered into the Note Purchase Amendment for the purposes of (i) obtaining waivers of certain inadvertent defaults relating to unfunded liabilities associated with the Company’s benefit plans; (ii) obtaining more flexible covenants; and (iii) modifying certain other provisions of the Original Credit Agreement to conform the Original Note Purchase Agreement to certain provisions of the Credit Amendment.

The following is a summary of the primary provisions of the Note Purchase Amendment (with the use of additional defined terms relating specifically to those in the Note Purchase Amendment):

•
Modine sought and the Noteholders provided a waiver of certain inadvertent events of default as a result of (a) Modine’s incorrect representation in the Original Note Purchase Agreement relating to the Unfunded Liabilities; and (b) the inadvertent default under the Original Credit Agreement relating to the amount of Unfunded Liabilities.  In connection therewith, Modine represented that any and all disclosures regarding the funded status of any Plan have consistently and accurately been made in its financial statements in accordance with applicable accounting principles.

•
The definition of “Restructuring Charges” (which are permitted to be excluded from certain financial covenant calculations) was amended to further explain what is include within the category of equipment transfer expenses, and also to refresh the basket of Restructuring Charges such that it applies for all times after December 31, 2011.

•
Certain representations and warranties relative to ERISA compliance were amended and/or restated, and applicable definitions were created, primarily to address specific, adverse ERISA Events and the status of employee benefit or pension plans of each Foreign Subsidiary.

•	Dates on which Modine’s compliance certificates are due were adjusted to conform to Modine’s periodic report deadlines.
•	Notice requirements regarding ERISA matters were amended and restated to address any occurrence of ERISA Events.
•
Covenants (and in certain cases, related definitions) relating to limitations on Debt, sale of assets, loans or advances, investments and acquisitions and sale of accounts were amended and restated to:

•	Allow for certain Permitted Supply Chain Finance Programs and other receivables-related Debt and increase the permitted aggregate basket for such matters to $100 million;

•	increase the permitted basket for Debt of Foreign Subsidiaries to $100 million;
•	increase the basket for certain permitted loans or advances from $50 million to $100 million; and
•	Permit certain transfers of assets or capital stock of a Domestic Subsidiary or a Foreign Subsidiary to Modine or a Wholly-Owned Subsidiary;

•	Stated events of default were amended relative to the occurrence of any ERISA Event.
•	Modine made or reaffirmed (after giving effect to the Note Purchase Amendment and Credit Amendment) various representations and warranties.

Except for the Modine subsidiaries that guarantee Modine’s obligations under the Note Purchase Agreement, there are no material relationships between Modine and any of the other parties to the Note Purchase Agreement.

The foregoing descriptions of the Credit Amendment and the Note Purchase Amendment do not purport to be complete and are qualified in their entirety by reference to the respective amendments, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

4.1	First Amendment to Amended and Restated Credit Agreement and Waiver

4.2	First Amendment to Note Purchase and Private Shelf Agreement and Waiver

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By:	/s/ Thomas A. Burke
Thomas A. Burke
President and Chief Executive Officer

	By:	/s/ Margaret C. Kelsey
Margaret C. Kelsey
Vice President, Corporate Development and
General Counsel and Secretary

Date: March 19, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Amended and Restated Credit Agreement and Waiver

4.2	First Amendment to Note Purchase and Private Shelf Agreement and Waiver